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                                                                  Exhibit 10(jj)

May 5, 2000

                            CHIEF EXECUTIVE OFFICER

MAJOR MEDICAL & DENTAL BENEFITS

     Benefits include all medical and dental expenses covered under the PCS Staff Group Benefits plan. Covered expenses shall include medical and dental expenses incurred for services rendered or supplies purchased in Canada or the United States. Coverages outside of Canada and the U.S. will be for emergency services only.

Individual Deductible Amount................................  Nil
Family Deductible Amount....................................  Nil
Percentage Reimbursements...................................  100%

MEDICAL

Maximum Aggregate per Individual............................  $1,000,000 per lifetime
Annual Reinstatement Amount.................................  $10,000
Maximum Medical Travel Amount Per Individual................  $5,000 per calendar year

DENTAL

Maximum dental amount per individual........................  $8,000 per calendar year

OTHER SPECIFIC LIMITS & MAXIMUMS ARE LISTED BELOW:

STANDARD COVERED EXPENSES

Maximum Physiotherapy Amount................................  $1,200 per calendar year
Maximum Nursing Services Amount.............................  $100,000 lifetime
Maximum Acupuncturist Amount................................  $1,200 per calendar year
Maximum Prosthesis Amount...................................  $40,000 per prosthesis
Maximum Patient Lifter Amount...............................  $8,000 per 5 consecutive years
Maximum Wheelchair Ramp Amount..............................  $8,000 per lifetime

HOSPITAL COVERED EXPENSES

Hospital Daily Amount.......................................  Reasonable & customary charge

PRESCRIPTION DRUG COVERED EXPENSES

Maximum Smoking Cessation Amount............................  $2,000 lifetime
Maximum Erectile Dysfunction Drugs Amount...................  $2,000 per calendar year

PARAMEDICAL COVERED EXPENSES

Maximum Paramedical Treatment Amount........................  $1,200 per calendar year
Maximum Paramedical Diagnostic Amount.......................  Reasonable & customary

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EXTRACARE COVERED EXPENSES

Convalescent Hospital Daily Amount..........................   Reasonable & customary charge
Maximum Number of Days of Convalescent Hospital
  Confinement...............................................   180 days per disability
Psychologic Treatment Amount................................   $1,200 per calendar year
Maximum Psychologic Treatment Amount........................   Reasonable & customary charge
Maximum Psychologic Diagnostic or Assessment Amount.........   Reasonable & customary charge
Speech Therapist amount.....................................   $1,200 per calendar year
Maximum Hearing Aid Amount..................................   $1,600 per 5 consecutive years
Maximum Number of Hearing Tests.............................   Reasonable & customary charge
Maximum Masseur Amount......................................   $1,200 per calendar year
Maximum Dietician Amount....................................   $1,200 per calendar year
Maximum Eye Examination Amount..............................   Reasonable & customary --
                                                               once every 12 months
Eyeglass, Frame or Contact Lenses Amount....................   $1,000 per 24 consecutive
                                                               months
Maximum Diabetic Equipment Amount...........................   $1,000 every 5 calendar years